EXHIBIT 1

Joint Filing Agreement

Pursuant to Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, each of the parties to this Joint Filing Agreement (this “Agreement”) agrees that the statement on Schedule 13G with respect to the common stock issued by Genaissance Pharmaceuticals, Inc., to which this Agreement is attached as an Exhibit, is filed on behalf of each such party and that any amendments to the attached Schedule 13G will likewise be filed on behalf of each such party.

IN WITNESS WHEREOF, the undersigned have caused this Joint Filing Agreement to be executed on October 14, 2005.

RITCHIE MULTI-STRATEGY GLOBAL TRADING, LTD.

By:	Ritchie Capital Management, L.L.C., its
Investment Manager

	By:	/s/ Michael J. Allara*
		Name:	Michael J. Allara
		Title:	Attorney-in-fact

RITCHIE CAPITAL MANAGEMENT, L.L.C.

By:	/s/ Michael J. Allara*
	Name:	Michael J. Allara
	Title:	Attorney-in-fact

RITCHIE MULTI-STRATEGY GLOBAL, L.L.C.

By:	Ritchie Capital Management, L.L.C., its
Managing Member

	By:	/s/ Michael J. Allara*
		Name:	Michael J. Allara
		Title:	Attorney-in-fact

RITCHIE MULTI-STRATEGY GLOBAL, LTD.

By:	Ritchie Capital Management, L.L.C., its
Investment Manager

	By:	/s/ Michael J. Allara*
		Name:	Michael J. Allara
		Title:	Attorney-in-fact

THR, INC.

By:	/s/ Michael J. Allara *
	Name:		Michael J. Allara
	Title:		Attorney-in-fact

/s/ Michael J. Allara*
A.R. Thane Ritchie

RITCHIE CAPITAL MANAGEMENT, LTD.

By:	Ritchie Capital Management, L.L.C., its
Sub-Advisor

	By:	/s/ Michael J. Allara*
		Name:	Michael J. Allara
		Title:	Attorney-in-fact

RITCHIE LONG/SHORT TRADING, LTD.

By:	Ritchie Capital Management, L.L.C., its
Sub-Advisor

	By:	/s/ Michael J. Allara*
		Name:	Michael J. Allara
		Title:	Attorney-in-fact

RITCHIE LONG/SHORT (CAYMAN), LTD.

By:	Ritchie Capital Management, L.L.C., its
Sub-Advisor

	By:	/s/ Michael J. Allara*
		Name:	Michael J. Allara
		Title:	Attorney-in-fact

RITCHIE MULTI-STRATEGY TRADING, LTD.

By:	Ritchie Capital Management, L.L.C., its
Sub-Advisor

	By:	/s/ Michael J. Allara*
		Name:	Michael J. Allara
		Title:	Attorney-in-fact

RITCHIE MULTI-STRATEGY (CAYMAN), LTD.

By:	Ritchie Capital Management, L.L.C., its
Sub-Advisor

	By:	/s/ Michael J. Allara*
		Name:	Michael J. Allara
		Title:	Attorney-in-fact

RITCHIE MULTI-STRATEGY, L.L.C.

By:	Ritchie Partners, L.L.C., its
Managing Member

	By:	/s/ Michael J. Allara
		Name:	Michael J. Allara
		Title:	Manager

RITCHIE STRUCTURED INVESTMENTS, LTD.

By:	Ritchie Capital Management, L.L.C., its
Sub-Advisor

	By:	/s/ Michael J. Allara*
		Name:	Michael J. Allara
		Title:	Attorney-in-fact

RITCHIE STRUCTURED MULTI-STRATEGY, LTD.

By:	Ritchie Capital Management, L.L.C., its
Sub-Advisor

	By:	/s/ Michael J. Allara*
		Name:	Michael J. Allara
		Title:	Attorney-in-fact

RITCHIE TARGETED INVESTMENTS, LTD.

By:	Ritchie Capital Management, L.L.C., its
Sub-Advisor

	By:	/s/ Michael J. Allara*
		Name:	Michael J. Allara
		Title:	Attorney-in-fact

* Michael J. Allara is signing on behalf of A.R. Thane Ritchie as attorney-in-fact pursuant to a power of attorney dated March 12, 2004 (filed as Exhibit 2 to the Reporting Persons’ Schedule 13G (Amendment No. 2) relating to Genaissance Pharmaceuticals, Inc. dated June 29, 2004 and filed with the Securities and Exchange Commission on July 14, 2004), which is hereby incorporated by reference herein.